SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2012
SIGNIFICANT ACCOUNTING POLICIES
Principles of Consolidation

Principles of Consolidation

The consolidated financial statements include the accounts of the company and all subsidiaries in which the company has a controlling financial interest. Investments in companies or partnerships in which the company does not have control, but has the ability to exercise significant influence over operating and financial policies, are reported using the equity method. International subsidiaries are included in the financial statements on the basis of their U.S. GAAP November 30 fiscal year-ends to facilitate the timely inclusion of such entities in the company’s consolidated financial reporting. All intercompany transactions and profits are eliminated in consolidation.

Revisions

Revisions

In connection with its quarterly report on Form 10-Q for the quarter ended June 30, 2012, the company has revised its consolidated balance sheet as of December 31, 2011 to correct the jurisdictional netting of long-term deferred tax assets and liabilities. This revision decreased other assets and other liabilities by $56.1 million and does not impact the consolidated statements of income or comprehensive income or the consolidated statement of cash flows for any period. This correction also impacted the March 31, 2012 interim financial statements. In addition to jurisdictional netting, additional classification differences primarily related to the repayment of debt in January 2012 were identified between deferred income taxes and income taxes payable which together had the net effect of reducing other assets by $57.1 million, income taxes payable by $64.9 million, and increasing other liabilities by $7.8 million as of March 31, 2012. There was no impact to total cash provided by operations on the statement of cash flows for the three months ended March 31, 2012, but cash used by deferred income taxes was reduced by $64.9 million with an offsetting impact to other liabilities within the components of operating cash flows. There was no impact on the consolidated statements of income or comprehensive income. The company believes that these revisions were immaterial to previously issued financial statements.

Use of Estimates

Use of Estimates

The preparation of the company’s financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The company’s critical accounting estimates include revenue recognition, valuation allowances and accrued liabilities, actuarially determined liabilities, income taxes, restructuring and long-lived assets, intangible assets and goodwill.

Foreign Currency Translation

Foreign Currency Translation

Financial position and reported results of operations of the company’s international subsidiaries are measured using local currencies as the functional currency. Assets and liabilities of these operations are translated at the exchange rates in effect at each fiscal year end. The translation adjustments related to assets and liabilities that arise from the use of differing exchange rates from period to period are included in accumulated other comprehensive income (loss) in shareholders’ equity. Income statement accounts are translated at average rates of exchange prevailing during the year. The company evaluates its International operations based on fixed rates of exchange; however, the different exchange rates from period to period impact the amount of reported income from consolidated operations. The foreign currency fluctuations of any foreign subsidiaries that operate in highly inflationary environments are included in results of operations.

Concentration of Credit Risk

Concentration of Credit Risk

Credit risk represents the accounting loss that would be recognized at the reporting date if counterparties failed to perform as contracted. The company believes the likelihood of incurring material losses due to concentration of credit risk is remote. The principal financial instruments subject to credit risk are as follows:

Cash and Cash Equivalents - The company maintains cash deposits with major banks, which from time to time may exceed insured limits. The possibility of loss related to financial condition of major banks has been deemed minimal. Additionally, the company’s investment policy limits exposure to concentrations of credit risk and changes in market conditions.

Accounts Receivable - A large number of customers in diverse industries and geographies, as well as the practice of establishing reasonable credit lines, limits credit risk. Based on historical trends and experiences, the allowance for doubtful accounts is adequate to cover potential credit risk losses.

Foreign Currency Contracts and Derivatives - Exposure to credit risk is limited by internal policies and active monitoring of outstanding positions. In addition, the company selects a diversified group of major international banks and financial institutions as counterparties. The company does not anticipate nonperformance by any of these counterparties.

Cash and Cash Equivalents

Cash and Cash Equivalents

Cash equivalents include highly-liquid investments with a maturity of three months or less when purchased. The company’s cash and cash equivalent balances as of December 31, 2012 and 2011 were higher than its historical trend. The increased balance as of year end 2012 was due primarily to a buildup in cash in anticipation of the pending Champion acquisition. The increased balance as of year end 2011 was due primarily to the timing of proceeds from the company’s public debt offering in December 2011 coupled with the redemption of Nalco’s senior notes in January 2012.

Accounts Receivable and Allowance For Doubtful Accounts

Accounts Receivable and Allowance For Doubtful Accounts

Accounts receivable are carried at their face amounts less an allowance for doubtful accounts. Accounts receivable are recorded at the invoiced amount and generally do not bear interest. The company estimates the balance of allowance for doubtful accounts by analyzing accounts receivable balances by age and applying historical write-off and collection trend rates. The company’s estimates include separately providing for customer balances based on specific circumstances and credit conditions, and when it is deemed probable that the balance is uncollectible. Account balances are charged off against the allowance when it is determined the receivable will not be recovered.

The company’s allowance for doubtful accounts balance includes an allowance for the expected return of products shipped and credits related to pricing or quantities shipped of approximately $13 million, $12 million and $7 million as of December 31, 2012, 2011 and 2010, respectively. Returns and credit activity is recorded directly to sales.

The following table summarizes the activity in the allowance for doubtful accounts:

MILLIONS	2012	2011	2010
Beginning balance	$49	$45	$52
Bad debt expense	37	15	18
Write-offs	(13)	(16)	(20)
Other(a)	—	5	(5)
Ending balance	$73	$49	$45

(a)	Other amounts are primarily the effects of changes in currency translations and the impact of allowance for returns and credits.

Inventory Valuations

Inventory Valuations

Inventories are valued at the lower of cost or market. Certain U.S. inventory costs, are determined on a last-in, first-out (LIFO) basis. LIFO inventories represented 31% and 30% of consolidated inventories as of December 31, 2012 and 2011, respectively. All other inventory costs are determined using either the average cost or first-in, first-out (FIFO) methods. Inventory values at FIFO, as shown in Note 5, approximate replacement cost.

Property, Plant and Equipment

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Merchandising and customer equipment consists principally of various systems that dispense the company’s cleaning and sanitizing products, dishwashing machines and process control and monitoring equipment. Certain dispensing systems capitalized by the company are accounted for on a mass asset basis, whereby equipment is capitalized and depreciated as a group and written off when fully depreciated. The company capitalizes both internal and external costs of development or purchase of computer software for internal use. Costs incurred for data conversion, training and maintenance associated with capitalized software are expensed as incurred. Expenditures for major renewals and improvements, which significantly extend the useful lives of existing plant and equipment, are capitalized and depreciated. Expenditures for repairs and maintenance are charged to expense as incurred. Upon retirement or disposition of plant and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in income.

Depreciation is charged to operations using the straight-line method over the assets’ estimated useful lives ranging from 5 to 40 years for buildings and leasehold improvements, 3 to 18 years for machinery and equipment and 3 to 10 years for merchandising and customer equipment and capitalized software. Total depreciation expense was $468 million, $331 million and $306 million for 2012, 2011 and 2010, respectively.

Goodwill and Other Intangible Assets

Goodwill and Other Intangible Assets

Goodwill

Goodwill represents the excess of the purchase price over the fair value of identifiable net assets acquired. The company’s reporting units are its operating segments. The company tests goodwill for impairment on an annual basis during the second quarter. If circumstances change significantly, the company would also test a reporting unit for impairment during interim periods between the annual tests. An impairment charge is recognized for the amount, if any, by which the carrying amount of goodwill exceeds its implied fair value.

The current year goodwill impairment review incorporated the new qualitative assessment guidance as discussed in Note 2 for certain reporting units. In addition to the qualitative analysis, the company performed quantitative procedures including a review of sensitivities around key inputs, assumptions and business projections for certain reporting units. Supplemental quantitative procedures were performed on the EMEA reporting unit given the European economic conditions as well as the Global Water, Global Paper and Global Energy reporting units given the recent closing of the merger with Nalco on December 1, 2011.

As expected, the estimated fair value exceeded the carrying value of Global Water, Global Paper and Global Energy reporting units by a low margin as these separate reporting units were acquired on December 1, 2011 when the carrying value equaled the fair value. As part of this analysis the company updated the discount rate assumptions used in the quantitative procedures for the reduction in risk free rates in 2012 and other reductions in risk given the successful integration to date. The company used a range of discount rates from 9.6% to 10.4% compared to the 11.5% discount rate used in the original Nalco purchase price allocation. The combined effect of lower discount rates and the updated projections drove an increase in estimated fair value for these reporting units in all cases.

Based on the company’s testing, no adjustment to the carrying value of goodwill was necessary. Additionally, based on the ongoing performance of the company’s operating units, updating the impairment testing during the second half of 2012 was not deemed necessary. There has been no impairment of goodwill since the adoption of FASB guidance for goodwill and other intangibles on January 1, 2002.

The merger with Nalco resulted in the addition of $4.5 billion of goodwill. Subsequent performance of the reporting units holding the additional goodwill relative to projections used in the purchase price allocation of goodwill could result in an impairment if there is either underperformance by the reporting unit or if the carrying value of the reporting unit were to fluctuate due to working capital changes or other reasons that did not proportionately increase fair value.

The changes in the carrying amount of goodwill for each of the company’s reportable segments are as follows:

	U.S.	U.S.	INTERNATIONAL
	CLEANING &	OTHER	CLEANING, SANITIZING	GLOBAL	GLOBAL	GLOBAL
MILLIONS	SANITIZING	SERVICES	& SERVICES	WATER(b)	PAPER(b)	ENERGY(b)	TOTAL
December 31, 2010	$454.4	$50.5	$824.4	$—	$—	$—	$1,329.3
Business acquisitions(a)	89.2	—	5.1	1,933.0	179.3	2,291.6	4,498.2
Effect of foreign currency translation	—	—	27.8	—	—	—	27.8
December 31, 2011	543.6	50.5	857.3	1,933.0	179.3	2,291.6	5,855.3
Current year business acquisitions(a)	—	—	17.1	6.1	—	—	23.2
Prior year business acquisitions	—	—	—	22.9	9.6	20.5	53.0
Business disposals	(17.1)	—	—	—	—	—	(17.1)
Effect of foreign currency translation	—	—	(19.2)	11.1	1.0	13.2	6.1
Reclassifications(c)	(12.6)	—	(7.5)	20.1	—	—	—
December 31, 2012	$513.9	$50.5	$847.7	$1,993.2	$189.9	$2,325.3	$5,920.5

(a)	For 2012, none of the goodwill acquired is expected to be tax deductible. For 2011, $89.2 million of goodwill acquired is expected to be tax deductible.

(b)

The company completed its segment goodwill allocation related to the Nalco merger during the second quarter of 2012. As such, goodwill acquired through the Nalco merger has been disclosed for each legacy Nalco reportable segment above as of the date of the merger (December 1, 2011).

(c)	The reclassifications line represents the transfer of certain water treatment related goodwill into the Global Water reportable segment.

Other Intangible Assets

As part of the Nalco merger, the company added the “Nalco” trade name as an indefinite life intangible asset. The $1.2 billion carrying value of this asset was subject to impairment testing during the second quarter of 2012. Based on this testing, no adjustment to the carrying value was necessary.

Other intangible assets subject to amortization primarily include customer relationships, trademarks, patents and other technology. The fair value of identifiable intangible assets is estimated based upon discounted future cash flow projections and other acceptable valuation methods. Other intangible assets are amortized on a straight-line basis over their estimated economic lives. The weighted-average useful life of other intangible assets was 14 years as of December 31, 2012 and 2011.

The weighted-average useful life by type of amortizable asset at December 31, 2012 is as follows:

NUMBER OF YEARS

Customer relationships	15
Trademarks	16
Patents	14
Other technology	8

The straight-line method of amortization reflects an appropriate allocation of the cost of the intangible assets to earnings in proportion to the amount of economic benefits obtained by the company in each reporting period. The company evaluates the remaining useful life of its intangible assets that are being amortized each reporting period to determine whether events and circumstances warrant a change to the remaining period of amortization. If the estimate of an intangible asset’s remaining useful life is changed, the remaining carrying amount of the intangible asset will be amortized prospectively over that revised remaining useful life. Total amortization expense related to other intangible assets during the last three years and future estimated amortization is as follows:

MILLIONS

2010	$41
2011	62
2012	237
2013	240
2014	224
2015	223
2016	217
2017	214

The significant increase in amortization from 2011 to 2012 is due primarily to the amortizable intangible assets acquired through the Nalco merger.

Long-Lived Assets

Long-Lived Assets

The company periodically reviews its long-lived and amortizable intangible assets for impairment and assesses whether significant events or changes in business circumstances indicate that the carrying value of the assets may not be recoverable. An impairment loss may be recognized when the carrying amount of an asset exceeds the anticipated future undiscounted cash flows expected to result from the use of the asset and its eventual disposition. The amount of the impairment loss to be recorded, if any, is calculated by the excess of the asset’s carrying value over its fair value.

Asset Retirement Obligations

Asset Retirement Obligations

The fair value of a liability for an asset retirement obligation associated with the retirement of tangible long-lived assets is recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The liability is adjusted to its present value in subsequent periods as accretion expense is recorded. The corresponding asset retirement costs are capitalized as part of the carrying amount of the related long-lived asset and depreciated over the asset’s useful life. The company’s asset retirement obligation liability was $13.0 million and $11.0 million, respectively, at December 31, 2012 and 2011.

Income Taxes

Income Taxes

Income taxes are recognized during the period in which transactions enter into the determination of financial statement income, with deferred income taxes being provided for the tax effect of temporary differences between the carrying amount of assets and liabilities and their tax bases. The company records a valuation allowance to reduce its deferred tax assets when uncertainty regarding their realizability exists. Deferred income taxes are provided on the undistributed earnings of foreign subsidiaries except to the extent such earnings are considered to be permanently reinvested in the subsidiary.

The company records liabilities for income tax uncertainties in accordance with the recognition and measurement criteria prescribed in authoritative guidance issued by the FASB.

Restructuring Activities

Restructuring Activities

The company incurs costs for restructuring activities associated with plans to enhance its efficiency and effectiveness and sharpen its competitiveness. These restructuring plans include costs associated with significant actions involving employee-related severance charges, contract termination costs and asset write-downs. Employee termination costs are largely based on policies and severance plans, and include personnel reductions and related costs for severance, benefits and ouplacement services. These charges are reflected in the quarter in which the actions are probable and the amounts are estimable, which is generally when management approves the associated actions. Contract termination costs include charges to terminate leases prior to the end of their respective terms and other contract termination costs. Asset write-downs include leasehold improvement write-downs and other asset write-downs associated with combining operations.

Revenue Recognition

Revenue Recognition

The company recognizes revenue on product sales at the time evidence of an arrangement exists, title to the product and risk of loss transfers to the customer, the price is fixed and determinable and collection is reasonably assured. The company recognizes revenue on services as they are performed. While the company employs a sales and service team to ensure customer’s needs are best met in a high quality way, the vast majority of the company’s revenue is generated from product sales. Outside of the service businesses discussed in Note 16, any other services are either incidental to a product sale and not sold separately, or insignificant.

The company’s sales policies do not provide for general rights of return. Critical estimates used in recognizing revenue include the delay between the time that products are shipped, when they are received by customers, when title transfers and the amount of credit memos issued in subsequent periods. The company records estimated reductions to revenue for customer programs and incentive offerings, including pricing arrangements, promotions and other volume-based incentives at the time the sale is recorded. The company also records estimated reserves for anticipated uncollectible accounts and for product returns and credits at the time of sale. Depending on market conditions, we may increase customer incentive offerings, which could reduce gross profit margins at the time the incentive is offered.

Share-Based Compensation

Share-Based Compensation

The company measures compensation expense for share-based awards at fair value at the date of grant and recognizes compensation expense over the service period for awards expected to vest. Grants to retirement eligible recipients (age 55 with required years of service) are attributed to expense using the non-substantive vesting method and are fully expensed over a six month period following the date of grant. In addition, the company includes a forfeiture estimate in the amount of compensation expense being recognized based on an estimate of the number of outstanding awards expected to vest.

Earnings per Common Share

Earnings Per Common Share

The computations of the basic and diluted earnings attributable to Ecolab per share amounts were as follows:

MILLIONS EXCEPT PER SHARE	2012	2011	2010
Net income attributable to Ecolab	$703.6	$462.5	$530.3
Weighted-average common shares outstanding
Basic	292.5	236.9	233.4
Effect of dilutive stock options, units and awards	6.4	5.2	4.2
Diluted	298.9	242.1	237.6
Earnings attributable to Ecolab per common share
Basic	$2.41	$1.95	$2.27
Diluted	$2.35	$1.91	$2.23
Anti-dilutive securities excluded from the computation of earnings per share	2.6	4.7	6.2

Comprehensive Income

Comprehensive Income

Comprehensive income includes net income, foreign currency translation adjustments, unrecognized gains and losses on securities, defined benefit pension and postretirement plan adjustments, gains and losses on derivative instruments designated and effective as cash flow hedges and non-derivative instruments designated and effective as foreign currency net investment hedges that are charged or credited to the accumulated other comprehensive loss account in shareholders’ equity.

Derivative Instruments and Hedging

Derivative Instruments and Hedging

The company uses foreign currency forward contracts, interest rate swaps and foreign currency debt to manage risks generally associated with foreign exchange rates, interest rates and net investments in foreign operations. The company does not hold derivative financial instruments of a speculative nature or for trading purposes.

All of the company’s derivatives are recognized on the balance sheet at their fair value. The earnings impact resulting from the change in fair value of the derivative instruments is recorded in the same line item in the consolidated statement of income as the underlying exposure being hedged.